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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-32956, 33-38898, 333-99, 333-23857, 333-1821 and
333-57869) of Digi International Inc. of our report dated December 8, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.





PricewaterhouseCoopers LLP

Minneapolis, MN
December 21, 2000